UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2006

                        Global Media Group Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                    0-32721              88-0492265
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

           649 San Ramon Valley Boulevard, Danville, California 94526
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (925) 743-8880


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets

On June 12, 2006, Global Media Group Holdings, Inc., a Delaware corporation ("GMGH") entered an Agreement and Plan of Merger to acquire 100% of the outstanding capital stock of Internet Pioneering, Inc., a Hawaii corporation ("IPI"). The Agreement and Plan of Merger is among IPI, GMGH, IPI Acquisition Sub, Inc., Michael Weinberger, and Hammons Family Trust. The transaction closed on June 12, 2006. IPI is an operating automotive internet retail sales company. Revenue is generated by E-Commerce sales from individual web sites focused on vertical segments throughout the automotive accessory market.

GMGH issued 1,166,667 shares of its $.001 par value common stock to acquire IPI under the Agreement and Plan of Merger.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transaction described in Item 2.01, GMGH issued 1,166,667 shares of its $.001 par value common stock to acquire IPI from two persons. No underwriter, investment banker or broker was involved in the transaction. The GMGH securities were issued for 100% of the outstanding capital stock of IPI. The transaction was exempted from the registration requirements of the Securities Act based upon the exemption in Section 4(2) for transactions by an issuer not involving any public offering. Management of GMGH had a pre-existing business relationship with one of the stockholders of IPI; these persons have the requisite degree of financial sophistication and business experience to protect their own interests; there was no advertising or general solicitation; and the securities issued in the transaction will contain a legend stating that the securities were not registered under the Securities Act and referring to the restrictions on the transferability and sale of the securities.

Item 8.01. Other Events.

As a result of the foregoing, GMGH intends to operate IPI as a wholly owned subsidiary as part of the vertically-integrated holding company that GMGH is creating to acquire and develop a select portfolio of media and entertainment businesses. GMGH plans to aggregate emerging content companies, as well as companies providing established infrastructure and new technology, and leverage the expertise of an experienced team of executives to build the assets and expand the portfolio. GMGH intends to efficiently accelerate the speed-to-market of new consumer channel and entertainment brands, use the power of television and video services to market technology and services and deliver this content to global audiences via multiple distribution platforms, and providing a fair return to shareholders.

Overview

Internet Pioneering, Inc. ("IPI") is an automotive accessory Internet retail sales company. IPI's revenue is generated by E-Commerce sales from individual web sites, focused on vertical segments throughout the automotive accessory market.


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IPI

IPI began in 1998 with a single web site offering a wide range of automotive aftermarket products. In the ensuing years, `mega-mall" automotive accessory web sites, offering thousands of products, began to appear on the Internet.

In order to maintain its competitive edge, IPI developed a new concept and strategy, and offered the consumer multiple web sites, each comprised of products for a very narrow market. If someone were searching for a winch, for example, it would be much easier to search on a focused site with simple navigation.

In 1999, IPI introduced GoWarn.com, the Automotive Aftermarket's first vertically marketed web site, focused exclusively on Warn Winch products. The GoWarn.com site was the first of fifteen such vertically marketed web sites, developed and operated by IPI, utilizing this same successful model.

More recently, IPI has branded the group of Internet Pioneering web sites through its own search engine portal, GoToAutoAccessories.com.


IPI Management Team

Michael Weinberger, President & CEO - has over 30 years of experience in sales/marketing and business development. Mr. Weinberger began his work career in the printing industry in Southern California after completing his education at Fullerton College. During his 20 years in the industry he held senior sales management positions with Crown Printing and IPD. In the early 1990's Mr. Weinberger decided to apply his sales/marketing knowledge to a new venture and as a consequence he established a retail business in Northern California that catered to off-road enthusiasts. This experience led to the development of IPI which Mr. Weinberger founded in 1998 to market automotive accessories via the internet and also via retail to consumers. In 2001, Mr. Weinberger decided to concentrate exclusively on E-commerce, sold the retail operation in California and developed additional web presence for IPI. Mr. Weinberger is known industry-wide for his success as a pioneer in marketing automotive accessories on the web, and is a sought-after consultant and speaker on the subject of aftermarket accessory E-commerce.

Patrick Hammons, VP & CFO - has over 25 years of experience in business development, operations management and capital markets. Mr. Hammons has worked with several NASD member firms in corporate finance and most recently worked with the State of Arizona as the Deputy Treasurer-Investments wherein he had direct investment responsibility for $10.5 billion of state and local government funds. In addition to his work in corporate finance, Mr. Hammons has financed and operated several technology based start-up ventures, the most recent enterprise being KPV Environmental. Mr. Hammons attended Eastern Oregon State College and St. Mary's College where he received an MS in International Business.


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Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

IPI is currently undergoing an audit and this information will be provided by amendment.

(d) Exhibits.

Exhibit No.      Description
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10.1             Agreement and Plan of Merger among Internet Pioneering, Inc.,
                 Global Media Group Holdings, Inc., IPI Acquisition Sub, Inc.,
                 Michael Weinberger, and Hammons Family Trust

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Global Media Group Holdings, Inc.



Date: June 16, 2006                        /s/ David Kol
                                           -------------
                                           David Kol, President


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EXHIBIT INDEX

10.1 Agreement and Plan of Merger among Internet Pioneering, Inc., Global Media Group Holdings, Inc., IPI Acquisition Sub, Inc., Michael Weinberger, and Hammons Family Trust